Exhibit 10.1

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

BETWEEN PEAK BIO, INC. AND WHITE LION CAPITAL LLC

THIS AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), effective March 13, 2023 (the “Amendment Effective Date”), is by and between Peak Bio, Inc. (the “Company”) and White Lion Capital LLC (the “Investor”) and amends the Common Stock Purchase Agreement between the Company and Investor dated November 3, 2022 (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, the Agreement provides for Company’s right during the Commitment Period to issue and sell to the Investor newly issued Common Stock of the Company while the Common Stock is listed on an Eligible Market; and

WHEREAS, the parties desire to amend the Agreement to provide the Company with the right during the Commitment Period to issue and sell to the Investor newly issued Common Stock of the Company while the Common Stock is quoted on OTC Pink, OTC Bulletin Board, OTCQB, or OTCQX, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

Annex I to the Agreement is hereby amended as follows as of the Amendment Effective Date:

(a) The following new definitions are added:

“Clearing Costs” shall mean all of the Investor’s broker and Transfer Agent expenses.

“OTC Market” means the following quotation systems: OTC Pink, OTC Bulletin Board, OTCQB, or OTCQX.”

“Percentage Limit 3” shall mean 200%.

“Purchase Notice 3” means, with respect to a Purchase made pursuant to Section 3.1, an irrevocable written notice, substantially in the form Exhibit F hereto, delivered by the Company to the Investor directing the Investor to purchase Purchase Notice Shares (such specified Purchase Notice Shares subject to adjustment as set forth in Section 3.1 as necessary to give effect to the Purchase Notice Limit), at the applicable Purchase Price 3 priced over Valuation Period 3, therefor on the applicable Purchase Settlement Date for such Purchase in accordance with this Agreement.

“Purchase Price 3” means, (i) if the Common Stock is traded on OTC Pink or OTC Bulletin Board, eighty-five percent (85%) multiplied by the lowest daily VWAP that occurs during the applicable Valuation Period 3, and (ii) if the Common Stock is traded on OTCQB or OTCQX, ninety percent (90%) multiplied by the lowest daily VWAP that occurs during the applicable Valuation Period 3, minus, with respect to (i) and (ii) any applicable Clearing Costs.

“Valuation Period 3” shall mean the six (6) consecutive Trading Days commencing on the Purchase Date. For avoidance of doubt, the Purchase Date shall be the first Trading Day in the Valuation Period.

(b) The following definitions are hereby amended in their entirety as of the Amendment Effective Date:

“Eligible Market” means The Nasdaq Global Market, The Nasdaq Global Select Market, the Nasdaq Capital Market, the New York Stock Exchange, the NYSE American (or any nationally recognized successor to any of the foregoing) or the OTC Market.

“Percentage Limit” shall mean, (i) with respect to a Purchase under the Purchase Notice 1, Percentage Limit 1, (ii) with respect to a Purchase pursuant to a Purchase Notice 2, the Percentage Limit 2, and (iii) with respect to a Purchase pursuant to a Purchase Notice 3, the Percentage Limit 3.

“Purchase Notice” means a Purchase Notice 1, Purchase Notice 2, or Purchase Notice 3, as applicable.

“Purchase Price” means Purchase Price 1, Purchase Price 2 or Purchase Price 3, as applicable.

“Trading Market” means Nasdaq Capital or the OTC Market.

2. Amendment to Section 3.1

Section 3.1 of the Agreement is hereby amended as of the Amendment Effective Date to add the following as the last sentence of that section: “For the avoidance of doubt, for so long as the Common Stock is listed or quoted solely on the OTC Market, the Company may only direct the Investor to make a Purchase pursuant to a Purchase Notice 3.”

3. Amendment Consideration.

In consideration for this Amendment, the Company will issue the Investor the following additional shares of Common Stock Amendment Shares:

(a)

The Company will issue to the Investor within five (5) Trading Days following the Amendment Effective Date fully paid, non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) $250,000 and (ii) the lowest traded Sale Price of the Common Stock of the 10 (ten) Trading Days prior to the Amendment Effective Date, minus 50,200.

(b)

In addition, in the event the Company does not issue Purchase Notices to the Investor providing for the purchase of at least $1,000,000 of Purchase Shares in the aggregate within 180 days following the Amendment Effective Date, the Company will issue the Investor an additional number of fully paid, non-assessable shares of Common Stock equal to the quotient obtained by dividing (i) $100,000 and (ii) the lowest Closing Sale Price of the Common Stock of the 10 (ten) Trading Days prior to the 180th day following the Amendment Effective Date.

(c)

In the event that the Company files any type of registration statement on Form S-1 or Form S-3 (or their successors) with the SEC after the Amendment Effective Date, it shall include and register on such registration statement all of the Amendment Shares in a manner to afford the Investor the ability to hold freely trading shares.

4. Representations and Warranties.

The Company hereby:

(a) reaffirms all representations and warranties made to Investor under the Agreement and confirms that all are true and correct in all respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which relate exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date; and

(b) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound.

5. Miscellaneous.

(a) Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(c) This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the Amendment Effective Date.

PEAK BIO, INC.

By:	/s/ Steve LaMond
Name: Steve LaMond
Title: Interim Chief Executive Officer

By:	/s/ Tim Cunningham
Name: Tim Cunningham
Title: Chief Financial Officer

WHITE LION CAPITAL, LLC

By:	/s/ Nathan Yee
Name: Nathan Yee
Title: Managing Member

EXHIBIT F

FORM OF PURCHASE NOTICE 3

TO: WHITE LION CAPITAL LLC

We refer to the equity purchase agreement, dated as of November 3, 2022, (as amended, the “Agreement”), entered into by and between Peak Bio, Inc., and White Lion Capital LLC. Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares pursuant to the Agreement.

2) Certify that, as of the date hereof, the conditions set forth in Section 7.2 and Section 7.3 of the Agreement are satisfied.

Peak Bio, Inc.

By:
Name:
Title: